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                                                                    Exhibit 32.1



Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Gadzooks Inc. (the "Company") on Form 10-Q for the period ended November 1, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Gerald R. Szczepanski, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald R. Szczepanski
Gerald R. Szczepanski
Chairman of the Board and Chief Executive Officer
December 15, 2003

Subscribed and sworn to before me this ___________ day of December, 2003

Notary Name: ____________________________________

Notary Signature: __________________  My Commission Expires: ___________________

          A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.